UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 7, 2007
NNN 2003 Value Fund, LLC
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-51295 (Commission File Number)	20-122092 (IRS Employer Identification No.)

1551 N. Tustin Avenue Suite 200 Santa Ana, California (Address of principal executive offices		92705 (Zip Code)
Registrant’s telephone number, including area code:    (877) 888-7348
Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
We previously filed a Current Report on Form 8-K, or the Form 8-K, on March 13, 2007, reporting our acquisition of Four Resource Square, an office building located in Mecklenburg County, North Carolina, or the Property, as described in such Form 8-K. This amendment on Form 8-K/A hereby amends the Form 8-K to provide the financial information required by Item 9.01.
Item 9.01 Financial Statements and Exhibits.

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors
NNN 2003 Value Fund, LLC
     We have audited the accompanying statement of revenues and certain expenses of Four Resource Square, or the Property, for the year ended December 31, 2006. This statement of revenues and certain expenses is the responsibility of the Property’s management. Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit.
     We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of revenues and certain expenses, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses. We believe that our audit provides a reasonable basis for our opinion.
     The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, as described in Note 1 to the statement of revenues and certain expenses and it is not intended to be a complete presentation of the Property’s revenues and expenses.
     In our opinion, the statement of revenues and certain expenses presents fairly, in all material respects, the revenues and certain expenses, as described in Note 1 to the statement of revenues and certain expenses of Four Resource Square for the year ended December 31, 2006 in conformity with accounting principles generally accepted in the United States of America.

/s/ KMJ Corbin & Company LLP

Irvine, California
May 4, 2007

FOUR RESOURCE SQUARE
STATEMENT OF REVENUES AND CERTAIN EXPENSES

Year Ended
December 31,
2006
Revenues:
Rental income	$1,655,000
Tenant reimbursements	63,000
Other income	17,000

Total revenues	1,735,000

Certain expenses:
Grounds maintenance	39,000
Building maintenance	227,000
Real estate taxes	220,000
Electricity, water and gas utilities	183,000
Management fees	77,000
Insurance	35,000
Administration	35,000
Other operating expenses	8,000
General and administrative	30,000

Total certain expenses	854,000

Revenue in excess of certain expenses	$881,000

The accompanying notes are an integral part of the statement of revenues and certain expenses.

FOUR RESOURCE SQUARE
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
For The Year Ended December 31, 2006
NOTE 1 — ORGANIZATION AND BASIS OF PRESENTATION
Organization
The accompanying statement of revenues and certain expenses includes the operations of Four Resource Square, or the Property, located in Charlotte, North Carolina. The Property has 152,000 square feet of gross leaseable area and is 69% leased as of December 31, 2006.
Basis of Presentation
The accompanying statement of revenues and certain expenses has been prepared for the purpose of complying with the provisions of Article 3-14 of Regulation S-X promulgated by the Securities and Exchange Commission, or the SEC, which requires certain information with respect to real estate operations to be included with certain filings with the SEC. The statement of revenues and certain expenses includes the historical revenues and certain operating expenses of the Property, exclusive of items which may not be comparable to the proposed future operations of the Property. Material amounts that would not be directly attributable to future operating results of the Property are excluded, and therefore, the statement of revenues and certain expenses is not intended to be a complete presentation of the Property’s revenues and expenses. Items excluded consist of interest expense, depreciation and amortization and federal and state income taxes.
The accompanying statement of revenues and certain expenses is not representative of the actual operations for the period presented, as certain expenses that may not be comparable to the expenses expected to be incurred by NNN 2003 Value Fund, LLC in the future operations of the Property have been excluded.
NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Revenue Recognition
All leases are classified as operating leases and minimum rents are recognized on a straight-line basis over the terms of the leases (including rent holidays). Tenant reimbursements for real estate taxes, common area maintenance and other recoverable costs are recognized in the period that the expenses are incurred.
Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ materially from those estimates.
Repairs and Maintenance
Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.
NOTE 3 — LEASES
The Property has entered into operating lease agreements with tenants that expire at various dates through 2014 and are subject to scheduled fixed increases in base rent. The aggregate annual future minimum lease payments to be received under the existing non-cancelable operating leases as of December 31, 2006 are as follows:

FOUR RESOURCE SQUARE
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
For The Year Ended December 31, 2006
NOTE 3 — LEASES, continued

2007	$1,933,000
2008	1,843,000
2009	1,133000
2010	656,000
2011	375,000
Thereafter	828,000

$6,768,000

The leases also require reimbursement of the tenants’ proportional share of common area expenses, real estate taxes and other operating expenses, which are not included in the amounts above.
NOTE 4 — TENANT CONCENTRATION
For the year ended December 31, 2006, the Property had two tenants occupying 46% of the gross leaseable area which accounted for 79% of the total rental income.

		Aggregate
	Date of Lease	Annual Rental	% Aggregate Annual
Tenant Name	Expiration	Income	Rental Income
McKesson Information Solutions	10/31/08	$758,000	46%
Hartford Fire Insurance	10/31/09	$541,000	33%
If these tenants were to default on their leases, future revenue of the Property would be materially and adversely impacted.
NOTE 5 — COMMITMENTS AND CONTINGENCIES
Litigation
The Property may be subject to legal claims in the ordinary course of business as a property owner. Management believes that the ultimate settlement of any potential claims will not have a material impact on the Property’s results of operations.
Environmental Matters
In connection with the ownership and operation of real estate, the Property may be potentially liable for costs and damages related to environmental matters. The Property has not been notified by any governmental authority of any non-compliance, liability or other claim, and management is not aware of any other environmental condition that it believes will have a material adverse effect on the Property’s results of operations.
Other Matters
Other commitments and contingencies include the usual obligations of a real estate property in the normal course of business. In the opinion of management, these matters are not expected to have a material adverse effect on the Property’s financial position and/or results of operations.

FOUR RESOURCE SQUARE
NOTES TO STATEMENT OF REVENUES AND CERTAIN EXPENSES
For The Year Ended December 31, 2006
NOTE 6 — SUBSEQUENT EVENTS
On March 7, 2007, NNN 2003 Value Fund, LLC, through its wholly owned subsidiary, NNN VF Four Resource Square, LLC, purchased the Property for a total purchase price of $23,200,000.

NNN 2003 VALUE FUND, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS
FOR THE YEAR ENDED DECEMBER 31, 2006
The accompanying unaudited pro forma condensed consolidated financial statements are presented for illustrative purposes only, and are not necessarily indicative of the results of operations of future periods or the results that would have been realized had the properties been acquired by us as of the dates set forth below. The pro forma condensed consolidated financial statements (including notes thereto) are qualified in their entirety by reference to and should be read in conjunction with our December 31, 2006 Annual Report on Form 10-K. In management’s opinion, all adjustments necessary to reflect the transactions have been made.
The accompanying unaudited pro forma condensed consolidated balance sheet as of December 31, 2006 is presented as if the acquisition of Four Resource Square, including the Tiffany Square financing to fund the acquisition, had occurred on December 31, 2006.
The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 2006 is presented as if the acquisition of Four Resource Square, including the Tiffany Square financing to fund the acquisition, had occurred on January 1, 2006.
The accompanying unaudited pro forma condensed consolidated financial statements are unaudited and are subject to a number of estimates, assumptions, and other uncertainties, and do not purport to be indicative of the actual results of operations that would have occurred had the acquisition reflected therein in fact occurred on the dates specified, nor do such financial statements purport to be indicative of the results of operations that may be achieved in the future. In addition, the unaudited pro forma condensed consolidated financial statements include pro forma allocations of the purchase price of Four Resource Square based upon preliminary estimates of the fair value of the assets acquired and liabilities assumed and are subject to change. We have excluded the results of Interwood, Daniels Road, Oakey Building and 3500 Maple Avenue, which were either disposed of or classified as discontinued operations as of December 31, 2006.

NNN 2003 VALUE FUND, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
BALANCE SHEET AS OF DECEMBER 31, 2006

		Acquisition of
	Company	Four Resource	Tiffany Square
	Historical	Square	Financing	Company
	(A)	(B)	(C )	Pro Forma
ASSETS
Real estate investments:
Operating properties, net	$48,770,000	$21,025,000	$—	$69,795,000
Properties held for sale, net	6,984,000	—	—	6,984,000
Investments in unconsolidated real estate	7,298,000	—	—	7,298,000

	63,052,000	21,025,000	—	84,077,000

Cash and cash equivalents	644,000	(3,647,000)	9,926,000	6,923,000
Accounts receivable, net	750,000	—	—	750,000
Accounts receivable from related parties	589,000	—	—	589,000
Restricted cash	1,042,000	935,000	2,729,000	4,706,000
Identified intangible assets, net	5,447,000	2,626,000	—	8,073,000
Other assets — properties held for sale, net	1,401,000	—	—	1,401,000
Other assets, net	1,711,000	403,000	570,000	2,684,000
Notes receivable	2,420,000	—	—	2,420,000

Total assets	$77,056,000	$21,342,000	$13,225,000	$111,623,000

LIABILITIES, MINORITY INTERESTS AND UNIT HOLDERS’ EQUITY
Mortgage loans payable	$31,686,000	$21,150,000	$13,225,000	$66,061,000
Mortgage loans payable secured by properties held for sale	5,500,000	—	—	5,500,000

Accounts payable and accrued liabilities	2,279,000	39,000	—	2,318,000
Accounts payable due to related parties	920,000	—	—	920,000
Other liabilities — properties held for sale, net	135,000	—	—	135,000
Identified intangible liabilities, net	—	145,000	—	145,000
Security deposits and prepaid rent	878,000	8,000	—	886,000

Total liabilities	41,398,000	21,342,000	13,225,000	75,965,000

Commitments and contingencies

Minority interests	886,000	—	—	886,000

Unit holders’ equity	34,772,000	—	—	34,772,000

Total liabilities, minority interests and unit holders’ equity	$77,056,000	$21,342,000	$13,225,000	$111,623,000

NNN 2003 VALUE FUND, LLC
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2006

	Company	Acquistion of Four	Tiffany Square
	Historical (D)	Resource Square (E)	Financing (F)	Company Pro Forma
Revenue:
Rental income	$3,742,000	$1,748,000	$—	$5,490,000
Expense:
Rental expense	2,599,000	830,000	—	3,429,000
General and administrative	754,000	34,000	—	788,000
Depreciation and amortization	2,611,000	1,586,000	—	4,197,000

Total expense	5,964,000	2,450,000	—	8,414,000

Loss before other income (expense) and discontinued operations	(2,222,000)	(702,000)	—	(2,924,000)
Other income (expense):
Interest expense (including amortization of deferred financing costs)	(2,680,000)	(1,733,000)	(251,000)	(4,664,000)
Interest and dividend income	453,000	17,000	—	470,000
Gain on sale of marketable securities	134,000	—	—	134,000
Equity in losses and gain on sale of unconsolidated real estate	(1,139,000)	—	—	(1,139,000)
Other income	74,000	—	—	74,000
Minority interests	19,000	—	—	19,000

Loss from continuing operations	$(5,361,000)	$(2,418,000)	$(251,000)	$(8,030,000)

Loss per unit — basic and diluted:
Continuing operations	($537.39)			($804.93)

Weighted—average number of units outstanding — basic and diluted	9,976			9,976

NNN 2003 VALUE FUND, LLC
NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
FINANCIAL STATEMENTS (UNAUDITED)
1. Notes to Unaudited Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2006.
(A) As reported in our December 31, 2006 Annual Report on Form 10-K.
(B) Represents the purchase price of the assets acquired and liabilities incurred or assumed in connection with the acquisition of Four Resource Square. The purchase price of $23,200,000, plus closing costs and acquisitions fees, was financed through a three-year $23,000,000 secured mortgage loan from RAIT Partnership, L.P., which bears an interest rate equal to the greater of (i) 7.25% per annum, or (ii) the 30-day London Interbank Offered Rate, or LIBOR, plus 230 basis points. The mortgage loan requires interest-only payments and matures on March 7, 2010. Triple Net Properties Realty, Inc., or Realty, or its affiliate was paid an acquisition fee of $464,000, or 2.0% of the purchase price. The purchase price allocations are preliminary and are subject to change.
(C) On February 15, 2007, we, through our wholly owned subsidiary, NNN VF Tiffany Square, LLC, entered into a loan, secured by the Tiffany Square property, with RAIT Partnership L.P. A portion of the net proceeds received, approximately $3.0 million, in connection with the secured loan were used to fund the acquisition of Four Resource Square. Amounts represent the mortgage loan payable incurred and the cash proceeds received, net of loan fees paid and amounts placed in lender required reserves.
2. Notes to Unaudited Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2006.
(D) As reported in our December 31, 2006 Annual Report on Form 10-K.
(E) Amounts represent the estimated operations of Four Resource Square for the year ended December 31, 2006.
Rental income includes the effect of amortizing the capitalized intangible liabilities associated with below market in-place leases over the term of such leases. Depreciation is calculated based on the property’s depreciable basis using the straight line method over the property’s estimated useful life. Amortization expense includes the straight line amortization of other acquired intangible assets over the remaining term of the in-place leases. Pursuant to a management agreement with Realty, Realty is entitled to receive, for its services in managing our properties, a monthly management fee of up to 5.0% of the gross receipts revenue of the Property. As a result, management fees have been estimated based on a rate of 5.0%. Certain general and administrative expenses were increased for expenses that are included under our current management agreement. Property taxes are kept at historical rates as management believes that the property tax expense will not be significantly different from the existing rate. Interest expense is adjusted for the estimated interest expense on the $23,000,000 mortgage loans and amortization of $385,000 loan fees for the year ended December 31, 2006 in connection with financing the purchase of Four Resource Square.
(F) Amount represents estimated interest expense for the year ended December 31, 2006, on a portion of the net proceeds received, approximately $3.0 million, in connection with the secured loan entered by NNN VF Tiffany Square, LLC, and RAIT Partnership L.P.

SIGNATURES
        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2003 Value Fund, LLC
Date: May 14, 2007	By:	/s/ Richard T. Hutton, Jr.
		Name:	Richard T. Hutton, Jr.
		Title:	Chief Executive Officer